                                                                EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

           We consent to the use of our report dated February 5, 1997, except for Note N, as to which the date is March 4, 1997, with respect to the consolidated financial statements of ProNet Inc. and subsidiaries included in the Registration Statement (Form S-4 No. 333-36079) that is incorporated by reference in this report.

                                                    /s/ ERNST & YOUNG LLP
                                                    ----------------------
                                                      ERNST & YOUNG LLP


Dallas, Texas
January 12, 1998